EXHIBIT 4.1

[FACE OF STOCK CERTIFICATE]

NUMBER		SHARES
COMMON STOCK		COMMON STOCK

PAR VALUE $.01 PER SHARE	HURON CONSULTING GROUP INC.	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 447462 10 2

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT:

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF HURON CONSULTING GROUP INC. (hereinafter called the “Corporation”) transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
AUTHORIZED OFFICER	[Corporate Seal]	COUNTERSIGNED AND REGISTERED: TRANSFER AGENT AND REGISTRAR BY
AUTHORIZED OFFICER
AUTHORIZED SIGNATURE

[BACK OF STOCK CERTIFICATE]

HURON CONSULTING GROUP INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHT OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

KEEP THIS STOCK CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT – Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State)	UNIF GIFT MIN ACT – Custodian (Cust) (Minor) under Uniform Transfers to Minors Act (State)
TEN ENT	–	as tenants by the entireties
JT TEN	–	as joint tenants with right
of survivorship and not as
tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED                                                                                                                                                                     hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

 THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE

 GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,

 SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS

 WITH MEMBERSHIP IN AN APPROVED SIGNATURE

 GUARANTEE MEDALLION PROGRAM), PURSUANT TO

 S.E.C. RULE 171d-15.